Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Use of Estimates
USE OF ESTIMATES – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Our significant estimates include, but are not limited to: (1) allowances for doubtful accounts receivable; (2) estimated useful lives of assets, which impacts depreciation; (3) estimated fair values of long-lived assets used in impairment tests; (4) fair values of derivative instruments; (5) valuation of goodwill and other intangible assets; and (6) accrual and disclosure of contingent losses. Although management believes these estimates are reasonable, actual results could differ materially from these estimates.

Cash and Cash Equivalents
CASH AND CASH EQUIVALENTS—Cash includes currency on hand and demand and time deposits with banks or other financial institutions. Cash equivalents include highly liquid investments with maturities of three months or less at the date of purchase. Balances at financial institutions may exceed federally insured limits.

Accounts Receivable
ACCOUNTS RECEIVABLE – Accounts receivable are reported net of the allowance for doubtful accounts. Our assessment of the allowance for doubtful accounts is based on several factors, including the overall creditworthiness of our customers, existing economic conditions, and the amount and age of past due accounts. We enter into netting arrangements with certain counterparties to help mitigate credit risk. Receivables subject to netting are presented as gross receivables (with the related accounts payable also presented gross) until such time as the balances are settled. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are written off against the allowance for doubtful accounts only after all collection attempts have been exhausted. The allowance for doubtful accounts was $0 at December 31, 2014 and 2013.

Inventories
INVENTORIES – Inventories primarily consist of crude oil. Inventories are valued at the lower of cost or market, with cost generally determined using the weighted-average method. The cost of inventory includes applicable transportation costs. During the year ended December 31, 2014, we recorded non-cash charges of $5.7 million to write-down inventory to the lower of cost or market.
We enter into exchanges with third parties whereby we acquire products that differ in location, grade, or delivery date from products we have available for sale. These exchanges are valued at cost, and although a transportation, location or product differential may be recorded, generally no gain or loss is recognized.

Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT – Property, plant and equipment is recorded at cost. We capitalize costs that extend or increase the future economic benefits of property, plant and equipment, and expense maintenance costs that do not. When assets are disposed of, their cost and related accumulated depreciation are removed from the balance sheet, and any resulting gain or loss is recorded within operating expenses in the consolidated statements of income.
Depreciation is calculated primarily on the straight-line method over the following estimated useful lives:

Pipelines and related facilities	20 years
Storage and terminal facilities	10 –25 years
Trucking equipment and other	3 – 7 years

Construction in process is reclassified to the fixed asset categories above and depreciation commences once the asset has been placed in-service.

Linefill
LINEFILL – Pipelines and storage facilities generally require a minimum volume of product in the system to enable the system to operate. Such product, known as linefill, is generally not available to be withdrawn from the system. Linefill owned by us in facilities operated by us is recorded at historical cost, is included in property, plant and equipment in the consolidated balance sheets, and is not depreciated. We also own linefill in third-party facilities, which is included in inventory on the consolidated balance sheets.

Impairment of Long-Lived Assets
IMPAIRMENT OF LONG-LIVED ASSETS – We test long-lived asset groups for impairment when events or circumstances indicate that the net book value of the asset group may not be recoverable. We test an asset group for impairment by estimating the undiscounted cash flows expected to result from its use and eventual disposition. If the estimated undiscounted cash flows are lower than the net book value of the asset group, we then estimate the fair value of the asset group and record a reduction to the net book value of the assets and a corresponding impairment loss.

Goodwill
GOODWILL — We test goodwill for impairment on an annual basis, or more often if circumstances warrant, by estimating the fair value of the asset group to which the goodwill relates and comparing this fair value to the net book value of the asset group. If fair value is less than net book value, we estimate the implied fair value of goodwill, reduce the book value of the goodwill to the implied fair value, and record a corresponding impairment loss. Our policy is to test goodwill for impairment on October 1st of each year.

Intangible Assets
INTANGIBLE ASSETS — Intangible assets are stated at cost, net of accumulated amortization, which is recorded on a straight-line basis over the life of the asset. We review amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of amortizable intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value.

Equity Method Investments
EQUITY METHOD INVESTMENTS — We account for an investment under the equity method when we have significant influence over, but not control of, the significant operating decisions of the investee. Under the equity method, we record in the consolidated statements of income our share of the earnings or losses of the investee, with a corresponding adjustment to the investment balance on our consolidated balance sheet. When we receive a distribution from an equity method investee, we record a corresponding reduction to the investment balance.

Debt Issuance Costs
DEBT ISSUANCE COSTS — Costs incurred in connection with the issuance of long-term debt are reported as other noncurrent assets and are amortized to interest expense using the straight-line method over the term of the related debt. Use of the straight-line method of amortization does not differ materially from the “effective interest” method.

Commodity Derivative Instruments
COMMODITY DERIVATIVE INSTRUMENTS – We generally record the fair value of derivative instruments on the consolidated balance sheets and the change in fair value as an increase or decrease to product revenue. As shown in Note 6, the fair value of derivatives at December 31, 2014 and 2013 are recorded to other current assets or other current liabilities on the consolidated balance sheets. Related margin deposits are recorded to other current assets or other current liabilities on the consolidated balance sheets. Margin deposits have not generally been netted against derivative assets or liabilities at December 31, 2014 and 2013.
The fair value of a derivative contract is determined based on the nature of the transaction and the market in which the transaction was executed. Quoted market prices, when available, are used to value derivative transactions. In situations where quoted market prices are not readily available, we estimate the fair value using other valuation techniques that reflect the best information available under the circumstances. Fair value measurements of derivative assets include consideration of counterparty credit risk. Fair value measurements of derivative liabilities include consideration of our creditworthiness.
We have elected “normal purchase” and “normal sale” treatment for certain commitments to purchase or sell petroleum products at future dates. This election is only available when a transaction is expected to result in physical delivery of product over a reasonable period in the normal course of business and is not expected to be net settled. Agreements accounted for under this election are not recorded at fair value; instead, the transaction is recorded when the product is delivered.

Contingent Losses
CONTINGENT LOSSES – We record a liability for a contingent loss when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. We record attorneys’ fees incurred in connection with a contingent loss at the time the fees are incurred. We do not record liabilities for attorneys’ fees that are expected to be incurred in the future.

Asset Retirement Obligations
ASSET RETIREMENT OBLIGATIONS – Asset retirement obligations include legal or contractual obligations associated with the retirement of long-lived assets, such as requirements to incur costs to dispose of equipment or to remediate the environmental impacts of the normal operation of the assets. We record liabilities for asset retirement obligations when a known obligation exists under current law or contract and when a reasonable estimate of the value of the liability can be made.

Revenue Recognition
REVENUE RECOGNITION – Product revenues relate primarily to our marketing business in the Bakken Shale area and to certain fixed-margin transactions related to our pipeline system in Kansas and Oklahoma. The fixed-margin transactions are structured such that we purchase crude oil from a producer or supplier at a designated receipt point at an index price less a transportation fee, and simultaneously sell an identical volume of crude oil at a designated delivery point to the same party at the same index price, thereby locking in a fixed margin that is, in effect, economically equivalent to a transportation fee. Sales of product are recognized at the time title to the product transfers to the purchaser, which typically occurs upon receipt of the product by the purchaser. Any transportation costs we incur to ship product on third-party infrastructure are included in the price of product sold to customers, and are included within product revenues and costs of products sold. Taxes collected from customers and remitted to governmental authorities are recorded on a net basis (excluded from revenue). As described in Note 6, product revenues include realized and unrealized gains and losses on commodity derivatives.
Under our current operations, fixed-fee service revenues relate primarily to our storage terminal in Cushing, our pipeline system in Kansas and Oklahoma (excluding transactions whereby we take title to the product while it is in our pipeline system, as described above), our WOT pipeline, our crude oil truck unloading facility in Platteville, Colorado and our truck transportation assets. Service revenues are recognized at the time the service is performed.
In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers", which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than are required under existing U.S. GAAP.
The standard is effective for annual periods beginning after December 15, 2016, and interim periods therein, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). We are currently evaluating the impact of our pending adoption of ASU 2014-09 on our consolidated financial statements and have not yet determined the method by which we will adopt the standard in 2017.

Costs Of Products Sold
COSTS OF PRODUCTS SOLD — Costs of products sold consists of the cost to purchase the product and any third-party cost incurred to transport the product to the point of sale and to store the product until it is sold.

Purchase and Sales of Inventory with the Same Counterparty
PURCHASES AND SALES OF INVENTORY WITH THE SAME COUNTERPARTY – We routinely enter into transactions to purchase inventory from, and sell inventory to, the same counterparty. Such transactions that are entered into in contemplation of one another are recorded on a net basis.

Income Taxes
INCOME TAXES – We are a partnership for income tax purposes and therefore are not subject to federal or state income taxes. The tax on our net income is borne by the individual partners through the allocation of taxable income. Net income for financial statement purposes may differ significantly from taxable income allocated to our partners because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements of our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner’s tax attributes is not available to us.

Earnings Per Unit
EARNINGS PER UNIT – Net income is allocated to the general partner and the limited partners in accordance with their respective partnership percentages, after giving effect to any priority income allocations, such as incentive distributions that are allocated to the general partner, which are declared and paid following the close of each quarter.
Basic and diluted earnings per limited partner unit is determined by dividing net income allocated to the limited partners by the weighted average number of limited partner units for such class outstanding during the period. Diluted earnings per limited partner unit reflects, where applicable, the potential dilution that could occur if securities or other agreements to issue additional units of a limited partner class, such as restricted unit awards, were exercised, settled or converted into such units.

Common Control Transactions
COMMON CONTROL TRANSACTIONS – Entities and assets acquired from SemGroup and its affiliates are accounted for as common control transactions whereby the net assets acquired are recorded at their historical amounts. Any consideration in excess of the historical amount is treated as an equity transaction, similar to a dividend, which reduces the partners' equity accounts pro-rata based on their relative ownership percentages. Cash consideration up to the carrying value of net assets acquired is presented as an investing activity in our consolidated statements of cash flows. Cash consideration in excess of the carrying value of net assets acquired is presented as a financing activity.

Noncontrolling Interests In Consolidated Subsidiaries
NONCONTROLLING INTERESTS IN CONSOLIDATED SUBSIDIARIES – Noncontrolling interests represents the ownership interest in our consolidated subsidiary, SemCrude Pipeline, L.L.C. ("SCPL"), which was retained by SemGroup prior to our acquisition of the remaining noncontrolling interest in 2014. Income was allocated to noncontrolling interests pro-rata based on relative ownership interests in SemCrude Pipeline.

Reclassifications	RECLASSIFICATIONS – Certain reclassifications have been made to conform prior year balances to the current year presentation.
Equity-based Compensation
EQUITY-BASED COMPENSATION—We grant certain of our employees equity-based compensation awards which vest contingent on continued service of the recipient. We record compensation expense for these outstanding awards over applicable service periods based on their grant date fair value with a corresponding increase to partners' capital. The expense to be recorded over the life of the awards is discounted for expected forfeitures during the vesting period.

Operating Segment	OPERATING SEGMENT – Our operations are similar in geography, nature of the services we provide, and type of customers we serve. We are managed by SemGroup as one operating segment.
Comprehensive Income
COMPREHENSIVE INCOME – Comprehensive income is defined as a change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources and includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. Rose Rock has no items of comprehensive income, other than net income, in any period presented. Therefore, net income and comprehensive income are the same.